UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-04760

DWS Advisor Funds

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	09/30

Date of reporting period:	3/31/09

ITEM 1.           REPORT TO STOCKHOLDERS

  MARCH 31, 2009

Semiannual Report to Shareholders

DWS Short Duration Plus Fund

Contents

4 Performance Summary

10 Information About Your Fund's Expenses

12 Portfolio Management Review

17 Portfolio Summary

18 Investment Portfolio

38 Financial Statements

42 Financial Highlights

47 Notes to Financial Statements

61 Summary of Management Fee Evaluation by Independent Fee Consultant

66 Summary of Administrative Fee Evaluation by Independent Fee Consultant

67 Account Management Resources

68 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. In the current market environment, mortgage-backed securities are experiencing increased volatility. The fund may invest in lower-quality and nonrated securities, which present greater risk of loss of principal and interest than higher-quality securities. Derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivatives positions. Additionally, investing in foreign securities presents certain risks, such as currency fluctuation, political and economic changes and market risks. All of these factors may result in greater share price volatility. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. In addition, the fund is subject to liquidity risk. Liquidity risk is the risk that a security cannot be sold quickly at a price that reflects our estimate of its value. The fund limits its investments in illiquid securities to 15% of net assets. Please read the fund's prospectus for specific details regarding its risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary March 31, 2009

Classes A, B, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 2.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a contingent deferred sales charge (CDSC) of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated February 1, 2009 are 0.88%, 1.76%, 1.59% and 0.54% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended March 31, 2009.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class A, Class B and Class C shares reflect a fee waiver and/or reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A shares prior to its inception on November 29, 2002, Class B shares prior to its inception on April 23, 2007 and for Class C shares prior to its inception on February 3, 2003 are derived from the historical performance of the Investment Class shares of DWS Short Duration Plus Fund (which was renamed Class S shares on October 23, 2006) during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance. On October 23, 2006, Investment Class was renamed Class S.

Prior to November 17, 2004, performance of the Fund shown in this section was obtained while the Fund had a different investment objective and investment strategies, and different fees and expenses. The returns during the year 2004 include a 2.7% one-time effect of the conversion of the Fund from a stable value fund to a short-term bond fund and in the absence of such conversion, the returns would have been lower.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 3/31/09
DWS Short Duration Plus Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	-2.73%	-4.11%	1.80%	2.75%	4.00%
Class B	-3.12%	-4.90%	.76%	1.61%	2.85%
Class C	-3.09%	-4.83%	1.05%	2.03%	3.25%
Barclays Capital 1-3 Year Government/Credit Index+	3.27%	2.77%	5.39%	3.68%	4.78%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Average Annual Total Returns as of 3/31/09
DWS Short Duration Plus Fund	6-Month‡	Life of Fund*
Institutional Class	-2.67%	-4.38%
Barclays Capital 1-3 Year Government/Credit Index+	3.27%	2.65%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* Institutional Class commenced operations on August 27, 2008. Index returns began on August 31, 2008.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 3/31/09	$ 8.85	$ 8.87	$ 8.84	$ 8.87
9/30/08	$ 9.34	$ 9.35	$ 9.33	$ 9.36
Distribution Information: Six Months as of 3/31/09: Income Dividends	$ .22	$ .19	$ .19	$ .24
March Income Dividend	$ .0374	$ .0313	$ .0318	$ .0398
SEC 30-day Yield++	4.09%	3.57%	3.59%	4.69%
Current Annualized Distribution Rate++	5.07%	4.23%	4.32%	5.38%
++ The SEC yield is net investment income per share earned over the month ended March 31, 2009, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 3.92%, 3.17% and 3.53% for Class A, B and C shares, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on March 31, 2009. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 4.90%, 3.83% and 4.26% for Class A, B and C shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Class A Lipper Rankings — Short Investment Grade Debt Funds Category as of 3/31/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	152	of	259	59
3-Year	98	of	214	46
5-Year	23	of	176	13

Prior to November 17, 2004 the Fund had a different investment objective and investment strategy. On February 28, 2005 the Fund's Lipper category changed from the Intermediate Investment Grade Debt Funds Category to the Short Investment Grade Debt Funds Category. Performance and rankings prior to November 17, 2004 should not be considered representative of the present Fund.

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Short Duration Plus Fund — Class A [] Barclays Capital 1-3 Year Government/Credit Index+

Yearly periods ended March 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

Comparative Results (Adjusted for Maximum Sales Charge) as of 3/31/09
DWS Short Duration Plus Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,325	$10,260	$11,138	$14,399
	Average annual total return	-6.75%	.86%	2.18%	3.71%
Class B	Growth of $10,000	$9,236	$10,047	$10,743	$13,246
	Average annual total return	-7.64%	.15%	1.44%	2.85%
Class C	Growth of $10,000	$9,517	$10,319	$11,057	$13,768
	Average annual total return	-4.83%	1.05%	2.03%	3.25%
Barclays Capital 1-3 Year Government/Credit Index+	Growth of $10,000	$10,277	$11,707	$11,979	$15,950
	Average annual total return	2.77%	5.39%	3.68%	4.78%

The growth of $10,000 is cumulative.

+ Barclays Capital 1-3 Year Government/Credit Index is an unmanaged index consisting of all US government agency and Treasury securities, as well as all investment grade corporate debt securities with maturities of one to three years. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances (please refer to the Fund's Statement of Additional Information).

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated February 1, 2009 is 0.71% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended March 31, 2009.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for all periods shown reflect a fee waiver and/or reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Prior to November 17, 2004, performance of the Fund shown in this section was obtained while the Fund had a different investment objective and investment strategies, and different fees and expenses. The returns during the year 2004 include a 2.7% one-time effect of the conversion of the Fund from a stable value fund to a short-term bond fund and in the absence of such conversion, the returns would have been lower.

Average Annual Total Returns as of 3/31/09
DWS Short Duration Plus Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class S	-2.62%	-3.93%	1.92%	2.87%	4.19%
Barclays Capital 1-3 Year Government/Credit Index+	3.27%	2.77%	5.39%	3.68%	4.78%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 3/31/09	$ 8.87
9/30/08	$ 9.36
Distribution Information: Six Months as of 3/31/09: Income Dividends	$ .23
March Income Dividend	$ .0389
SEC 30-day Yield++	4.57%
Current Annualized Distribution Rate++	5.26%
++ The SEC yield is net investment income per share earned over the month ended March 31, 2009, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 4.42% had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on March 31, 2009. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 5.11% had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Class S Lipper Rankings — Short Investment Grade Debt Funds Category as of 3/31/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	144	of	259	56
3-Year	95	of	214	45
5-Year	21	of	176	12
10-Year	9	of	89	10

Prior to November 17, 2004 the Fund had a different investment objective and investment strategy. On February 28, 2005 the Fund's Lipper category changed from the Intermediate Investment Grade Debt Funds Category to the Short Investment Grade Debt Funds Category. Performance and rankings prior to November 17, 2004 should not be considered representative of the present Fund.

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Short Duration Plus Fund — Class S [] Barclays Capital 1-3 Year Government/Credit Index+

Yearly periods ended March 31
Comparative Results as of 3/31/09
DWS Short Duration Plus Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$9,607	$10,587	$11,521	$15,081
	Average annual total return	-3.93%	1.92%	2.87%	4.19%
Barclays Capital 1-3 Year Government/Credit Index+	Growth of $10,000	$10,277	$11,707	$11,979	$15,950
	Average annual total return	2.77%	5.39%	3.68%	4.78%

The growth of $10,000 is cumulative.

+ Barclays Capital 1-3 Year Government/Credit Index is an unmanaged index consisting of all US government agency and Treasury securities, as well as all investment grade corporate debt securities with maturities of one to three years. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class A, B, C and S shares; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (October 1, 2008 to March 31, 2009).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2009
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 10/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/09	$ 972.70	$ 968.80	$ 969.10	$ 973.80	$ 973.30
Expenses Paid per $1,000*	$ 4.23	$ 8.05	$ 7.90	$ 3.15	$ 2.56
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 10/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/09	$ 1,020.64	$ 1,016.75	$ 1,016.90	$ 1,021.74	$ 1,022.34
Expenses Paid per $1,000*	$ 4.33	$ 8.25	$ 8.10	$ 3.23	$ 2.62
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Short Duration Plus Fund	.86%	1.64%	1.61%	.64%	.52%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, the portfolio management team discusses DWS Short Duration Plus Fund's performance and the bond market environment for the six-month period ended March 31, 2009.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: How did DWS Short Duration Plus Fund perform during the six-month period?

A: The fund's Class A shares produced a total return of -2.73% for the six months ended March 31, 2009. The fund's benchmark, the Barclays Capital 1-3 Year US Government/Credit Index, produced a total return of 3.27% for the same period.1 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for the performance of other share classes and more complete performance information.) The average return for the Lipper Short Investment Grade Debt Funds category for the six months was -2.30%.2

1 Barclays Capital 1-3 Year Government/Credit Index is an unmanaged index consisting of all US government agency and Treasury securities, as well as all investment-grade corporate debt securities with maturities of one to three years. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
2 The Lipper Short Investment Grade Debt Funds category includes funds that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Lipper Short Investment Grade Debt Funds category. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

Q: Please describe the market environment for the fund over the six-month period.

A: The bond market experienced a high degree of volatility early in the period as fallout from the housing and credit crises continued. The credit crunch resulting from issues with financial institutions worldwide that exploded into view in September of 2008 led to a sharp slowdown in global economic growth during the fourth quarter of the year. In this environment, investors' risk appetites evaporated and liquidity all but disappeared. This led to a frantic "flight to quality" into the safe haven of US Treasuries and severe underperformance for virtually all other segments of the bond market.

The bond market saw investor risk tolerance begin to return over the first quarter of 2009, as the extensive government actions to support the financial sector gained traction with market participants. In a reversal of trends, corporate bonds, especially high-yield issues and leveraged bank loans, outperformed Treasuries. Among other credit-oriented sectors, asset-backed securities in particular rose sharply late in the period.

The US Federal Reserve Board (the Fed) brought short-term interest rates to essentially zero midway through the period, setting a target range in late December for the federal funds rate (the overnight rate banks charge when they borrow money from each other) of between 0% and 0.25%. This stance was maintained through the end of the first quarter of 2009. Rates fell along the Treasury yield curve over the six months, with the two-year yield decreasing from 1.96% to 0.80% and the 10-year yield going from 3.82% to 2.66%. (100 basis points equals one percentage point.)3

3 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields. When the yield curve is characterized as "steep," this is especially true.
US Treasury Yield Curve (as of 9/30/08 and 3/31/09)

Source: Bloomberg

Chart is for illustrative purposes only and does not represent any DWS Investments product.

Past performance is no guarantee of future results.

Q: What were the fund's principal strategies over the period and how did they impact performance?

A: We continued to adjust the fund's relative exposure to different bond market sectors based on our assessment of their relative value. We focus on adding value through individual security selection within each fixed-income sector utilized by the fund. In doing so, we rely on the research and analysis generated by investment teams organized to focus on a particular market sector. For much of the period, any research-based approach such as ours was overwhelmed by the extraordinary conditions that prevailed.

The fund's focus on so-called "spread sectors" that offer higher yields than US government securities was the principal factor in the fund's underperfomance over the six-month period.4 Early in the period, Treasuries benefited strongly from the flight to quality occasioned by the collapse in global financial institutions as the subprime issue worked its way through the economy. Market participants fearing contagion drove a wave of risk reduction selling in October and November. Even very high quality non-Treasury sectors were penalized as investors seeking liquidity found them the easiest to sell. The fund had significant exposure to commercial mortgage-backed securities with heavy protection against defaults that nonetheless experienced unprecedented declines in the fourth quarter of 2008. Investment-grade corporates, the fund's largest position, fell steeply as well. We regained some of the lost ground in the first quarter of 2009, as short corporates outperformed comparable Treasuries significantly. The fund's smaller positions in asset-backed securities, leveraged loans and high-yield corporates outperformed Treasuries by wide margins. However, this was not enough to overcome the performance deficit incurred early in the period when panic seized the credit markets.

4 Spread sectors are non-Treasury bond sectors of the fixed-income market.

As of March 31, 2009, the portfolio was allocated approximately 30% to investment-grade corporate bonds, 14% to residential mortgage-backed securities (MBS), 14% to commercial mortgage-backed securities (CMBS), 10% to asset-backed securities (ABS), 16.5% to US Treasuries and other government- backed securities, 4% to leveraged loans, 1.5% to municipal bonds and 1% in high-yield corporate bonds. The remaining 9% of the fund was in cash and cash equivalents. The fund's overall quality profile remains high, with the average credit quality of investments at AA as of the end of the quarter.5

5 Credit quality (credit rating) is a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating, the higher the probability of default.

For much of the period, the fund maintained a shorter duration than the benchmark, the Barclays Capital 1-3 Year Government/ Credit Index.6 Performance was constrained by the shorter duration position as rates fell and bond prices rallied during much of the period. At the end of March, the fund's overall duration was 1.50 years versus 1.77 years for the Barclays Capital 1-3 Year Government/Credit Index.

6 Duration is a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100-basis-point (one single percentage point) change in market interest rate levels. A duration of 1.25, for example, means that the price of a bond or bond portfolio should rise by approximately 1.25% for a one-percentage-point drop in interest rates, and that it should fall by 1.25% for a one-percentage-point rise in interest rates.

In addition to the fund's main investment strategy, we seek to enhance returns by employing a global tactical asset allocation overlay strategy. This strategy, which DWS Investments calls iGAP (integrated Global Alpha Platform), attempts to take advantage of short-and medium-term mispricings within global bond and currency markets.7 The iGAP strategy is implemented through the use of derivatives, which are contracts or other instruments whose value is based on, for example, indices, currencies or securities. The iGAP strategy primarily uses exchange-traded futures contracts on global bonds and over-the-counter forward currency contracts, and is expected to have a low correlation to the fund's other securities holdings. This strategy makes it possible to take long and short positions in different asset classes without having to make dramatic shifts in allocations of the underlying fund strategy. For the six months, the alpha strategy detracted slightly from the fund's return.

7 The iGAP strategy may use instruments including but not limited to futures, options and currency forwards. Derivatives may be more volatile and less liquid than traditional securities, and the strategy could suffer losses on its derivatives positions.

Q: Please discuss your outlook and the fund's current positioning.

A: The market has seen a return of investor interest in credit- based assets, aided by the government's clear commitment to doing whatever is necessary to restore liquidity and stability to the financial sector. While this improved sentiment has been seen most strongly in the short end of the corporate market, it has begun to roll through other asset classes as well.

While we expect to see continued stabilization and improvement in the financial sector going forward, we believe it will be a while before credit market conditions return to normal. As the market focus continues to shift from the financial crisis to trying to gauge the depth and duration of a global recession, we remain comfortable with our focus on high-quality credits. With interest rates at historic lows, we are also comfortable with the fund's conservative duration posture.

We believe the fund's relative value approach to individual security selection will be rewarded as conditions stabilize. More broadly, we will continue to focus strongly on portfolio diversification.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	3/31/09	9/30/08

Corporate Bonds	30%	27%
Government & Agency Obligations	17%	13%
Commercial Mortgage-Backed Securities	14%	15%
Collateralized Mortgage Obligations	13%	20%
Asset Backed	10%	12%
Cash Equivalents	9%	7%
Loan Participations and Assignments	4%	4%
Municipal Bonds and Notes	2%	—
Mortgage-Backed Securities Pass-Throughs	1%	2%
	100%	100%
Quality (Excluding Securities Lending Collateral and Cash Equivalents)	3/31/09	9/30/08

US Government & Treasury Obligations	25%	22%
AAA	30%	38%
AA	8%	5%
A	14%	11%
BBB	16%	14%
BB	3%	1%
B	2%	1%
Not Rated	2%	8%
	100%	100%

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Effective Maturity	3/31/09	9/30/08

Less than 1 year	27%	23%
1-2.99 years	49%	47%
3-4.99 years	18%	22%
5-9.99 years	3%	5%
10-14.99 years	2%	1%
15+ years	1%	2%
	100%	100%

Weighted average effective maturity: 2.4 years and 2.8 years, respectively.

Asset allocation, quality and effective maturity are subject to change.

For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of March 31, 2009 (Unaudited)

	Principal Amount ($)	Value ($)

Corporate Bonds 29.6%
Consumer Discretionary 1.7%
AMC Entertainment, Inc., 8.0%, 3/1/2014	54,000	44,280
Asbury Automotive Group, Inc.:
7.625%, 3/15/2017	35,000	16,450
8.0%, 3/15/2014	20,000	9,700
Ashtead Holdings PLC, 144A, 8.625%, 8/1/2015	110,000	62,700
Black & Decker Corp., 8.95%, 4/15/2014	2,270,000	2,242,919
Comcast Corp., 5.5%, 3/15/2011 (a)	5,000,000	5,071,890
CSC Holdings, Inc.:
6.75%, 4/15/2012	50,000	48,125
Series B, 7.625%, 4/1/2011	35,000	34,737
DIRECTV Holdings LLC, 7.625%, 5/15/2016	140,000	137,200
DISH DBS Corp.:
6.375%, 10/1/2011	85,000	82,025
6.625%, 10/1/2014	59,000	52,805
7.125%, 2/1/2016	50,000	44,750
Dollarama Group Holdings LP, 8.573%**, 8/15/2012 (b)	38,000	17,100
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015	50,000	36,000
Group 1 Automotive, Inc., 8.25%, 8/15/2013	30,000	23,100
Hertz Corp., 8.875%, 1/1/2014	90,000	54,562
Home Depot, Inc., 1.445%**, 12/16/2009	2,665,000	2,614,597
Idearc, Inc., 8.0%, 11/15/2016*	115,000	3,019
Indianapolis Downs LLC, 144A, 11.0%, 11/1/2012	45,000	24,075
Isle of Capri Casinos, Inc., 7.0%, 3/1/2014	31,000	18,290
JC Penney Corp., Inc., 9.0%, 8/1/2012	4,000,000	3,817,172
Kabel Deutschland GmbH, 10.625%, 7/1/2014	80,000	80,800
Lamar Media Corp., Series C, 6.625%, 8/15/2015	30,000	21,600
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	61,000	45,750
Norcraft Holdings LP, 9.75%, 9/1/2012	10,000	7,900
Penske Automotive Group, Inc., 7.75%, 12/15/2016	105,000	52,500
Seminole Hard Rock Entertainment, Inc., 144A, 3.82%**, 3/15/2014	55,000	28,600
Shaw Communications, Inc., 8.25%, 4/11/2010	85,000	85,000
Shingle Springs Tribal Gaming Authority, 144A, 9.375%, 6/15/2015	40,000	16,600
Sonic Automotive, Inc., Series B, 8.625%, 8/15/2013	40,000	11,800
Target Corp., 1.366%**, 8/7/2009	5,000,000	5,001,450
Time Warner Cable, Inc., 6.2%, 7/1/2013	4,445,000	4,327,154
Viacom, Inc., 5.75%, 4/30/2011	5,000,000	4,870,795
Videotron Ltd., 144A, 9.125%, 4/15/2018	15,000	15,244
		29,020,689
Consumer Staples 3.0%
Alliance One International, Inc., 8.5%, 5/15/2012	15,000	12,750
Coca-Cola Enterprises, Inc., 3.75%, 3/1/2012	4,090,000	4,173,727
ConAgra Foods, Inc., 7.875%, 9/15/2010 (a)	10,000,000	10,556,370
CVS Caremark Corp., 1.561%**, 6/1/2010	6,000,000	5,781,510
Delhaize America, Inc.:
8.05%, 4/15/2027	45,000	43,669
9.0%, 4/15/2031	82,000	87,154
Dr. Pepper Snapple Group, Inc., 6.12%, 5/1/2013	1,400,000	1,384,558
H.J. Heinz Co., 5.35%, 7/15/2013	5,840,000	6,024,129
Kraft Foods, Inc., 1.728%**, 8/11/2010	5,000,000	4,865,275
PepsiAmericas, Inc., 4.375%, 2/15/2014	1,915,000	1,914,788
Procter & Gamble Co., 4.6%, 1/15/2014	4,735,000	5,011,093
Reynolds American, Inc.:
2.02%**, 6/15/2011	5,000,000	4,501,490
6.5%, 7/15/2010	5,000,000	5,011,280
Viskase Companies, Inc., 11.5%, 6/15/2011	155,000	93,000
		49,460,793
Energy 2.3%
Anadarko Petroleum Corp., 7.625%, 3/15/2014	4,500,000	4,471,177
Atlas Energy Resources LLC, 144A, 10.75%, 2/1/2018	100,000	73,000
Bristow Group, Inc., 7.5%, 9/15/2017	65,000	48,750
Chaparral Energy, Inc., 8.5%, 12/1/2015	10,000	3,450
Chesapeake Energy Corp.:
6.25%, 1/15/2018	35,000	27,300
6.875%, 1/15/2016	155,000	130,200
7.25%, 12/15/2018	105,000	86,231
7.5%, 6/15/2014	40,000	36,100
Chevron Corp., 3.45%, 3/3/2012	9,000,000	9,238,023
ConocoPhillips, 8.75%, 5/25/2010 (a)	11,000,000	11,764,038
Dynegy Holdings, Inc., 6.875%, 4/1/2011	15,000	13,350
El Paso Corp.:
7.25%, 6/1/2018	155,000	131,750
9.625%, 5/15/2012	50,000	47,991
Enterprise Products Operating LP, 4.95%, 6/1/2010	5,000,000	4,913,300
Forest Oil Corp., 144A, 7.25%, 6/15/2019	30,000	23,700
Frontier Oil Corp.:
6.625%, 10/1/2011	40,000	39,000
8.5%, 9/15/2016	80,000	78,800
Hess Corp., 7.0%, 2/15/2014	2,100,000	2,157,815
KCS Energy, Inc., 7.125%, 4/1/2012	195,000	176,475
Marathon Oil Corp., 6.5%, 2/15/2014	3,080,000	3,127,062
Mariner Energy, Inc.:
7.5%, 4/15/2013	55,000	40,700
8.0%, 5/15/2017	75,000	49,500
Newfield Exploration Co., 7.125%, 5/15/2018	90,000	79,650
OPTI Canada, Inc.:
7.875%, 12/15/2014	75,000	32,813
8.25%, 12/15/2014	145,000	64,888
Pemex Project Funding Master Trust, Series 2, 9.125%, 10/13/2010	838,000	894,565
Petrohawk Energy Corp.:
144A, 7.875%, 6/1/2015	35,000	30,800
9.125%, 7/15/2013	50,000	48,000
Plains Exploration & Production Co.:
7.0%, 3/15/2017	50,000	39,750
7.625%, 6/1/2018	95,000	76,950
Quicksilver Resources, Inc., 7.125%, 4/1/2016	135,000	64,125
Southwestern Energy Co., 144A, 7.5%, 2/1/2018	75,000	72,375
Stone Energy Corp., 6.75%, 12/15/2014	60,000	23,700
Tennessee Gas Pipeline Co., 7.625%, 4/1/2037	35,000	30,202
Tesoro Corp., 6.5%, 6/1/2017	80,000	60,400
Whiting Petroleum Corp.:
7.25%, 5/1/2012	105,000	86,362
7.25%, 5/1/2013	30,000	23,550
Williams Companies, Inc., 8.125%, 3/15/2012	143,000	145,145
		38,450,987
Financials 13.0%
American Express Bank FSB, 5.55%, 10/17/2012	8,000,000	7,120,056
American General Finance Corp., Series J, 1.57%**, 12/15/2011	12,000,000	4,441,044
Ashton Woods USA LLC, 144A, Step-up Coupon, 0% to 2/24/2012, 11.0% to 6/30/2015	57,200	20,867
Bank of New York Mellon Corp., Series G, 4.95%, 11/1/2012 (a)	10,370,000	10,584,555
Barclays Bank PLC:
144A, 2.7%, 3/5/2012	8,010,000	8,048,897
3.0%**, 8/10/2009	6,665,000	6,665,000
BB&T Corp., 6.5%, 8/1/2011 (a)	8,000,000	8,074,968
Berkshire Hathaway Finance Corp., 144A, 4.0%, 4/15/2012 (c)	4,500,000	4,493,065
BP Capital Markets PLC, 3.125%, 3/10/2012	7,390,000	7,420,425
Buffalo Thunder Development Authority, 144A, 9.375%, 12/15/2014	30,000	1,800
Capital One Bank USA NA, 5.0%, 6/15/2009	1,000,000	996,578
Caterpillar Financial Services Corp., Series F, 4.85%, 12/7/2012	4,000,000	3,942,516
CIT Group, Inc., 5.4%, 2/13/2012	9,090,000	5,860,450
Citigroup, Inc.:
4.625%, 8/3/2010	10,000,000	9,381,290
6.5%, 8/19/2013	15,000	13,784
CME Group, Inc., 5.75%, 2/15/2014	4,000,000	4,122,564
Commonwealth Bank of Australia, 144A, 5.0%, 11/6/2012	5,000,000	4,795,055
Conproca SA de CV, REG S, 12.0%, 6/16/2010	145,110	150,914
Countrywide Financial Corp., 5.8%, 6/7/2012	7,000,000	6,079,066
Depfa ACS Bank, 144A, 9.5%**, 10/6/2023	15,000,000	12,405,000
Diageo Capital PLC, 4.375%, 5/3/2010	5,015,000	5,069,433
Ford Motor Credit Co., LLC:
7.25%, 10/25/2011	249,000	177,277
7.875%, 6/15/2010	130,000	107,433
General Electric Capital Corp., Series A, 5.25%, 10/19/2012 (a)	10,000,000	9,627,170
GMAC LLC, 144A, 6.875%, 9/15/2011	264,000	187,604
Hartford Financial Services Group, Inc., 7.9%, 6/15/2010 (a)	3,950,000	3,537,841
Hawker Beechcraft Acquisition Co., LLC, 8.875%, 4/1/2015 (PIK)	75,000	8,438
HCP, Inc. (REIT), 6.45%, 6/25/2012	4,500,000	3,734,172
Hexion US Finance Corp., 9.75%, 11/15/2014	30,000	6,600
HSBC Finance Corp., 5.9%, 6/19/2012 (a)	12,000,000	9,551,400
Inmarsat Finance PLC, 10.375%, 11/15/2012	135,000	138,375
John Deere Capital Corp., Series D, 4.5%, 4/3/2013	7,000,000	6,866,958
KeyCorp, Series H, 6.5%, 5/14/2013	5,190,000	5,064,584
Lloyds TSB Bank PLC, 144A, 2.028%**, 4/1/2011 (c)	9,000,000	8,982,468
Merrill Lynch & Co., Inc., 5.77%, 7/25/2011	8,640,000	7,776,276
Morgan Stanley, Series F, 5.625%, 1/9/2012	5,000,000	4,811,080
NiSource Finance Corp., 7.875%, 11/15/2010	90,000	88,438
Novartis Capital Corp., 4.125%, 2/10/2014	4,395,000	4,491,228
Orascom Telecom Finance SCA, 144A, 7.875%, 2/8/2014	100,000	64,000
Qwest Capital Funding, Inc., 7.0%, 8/3/2009	50,000	49,875
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	19,000	19,380
Rio Tinto Finance (USA) Ltd., 5.875%, 7/15/2013	12,000,000	10,760,592
Simon Property Group LP (REIT), 5.6%, 9/1/2011	4,500,000	4,009,338
Sovereign Bancorp., Inc., 4.8%, 9/1/2010	4,500,000	4,234,266
Sprint Capital Corp.:
7.625%, 1/30/2011	45,000	41,625
8.375%, 3/15/2012	20,000	18,000
Swedbank AB, 144A, 2.8%, 2/10/2012	5,400,000	5,419,796
Textron Financial Corp., 5.4%, 4/28/2013	5,000,000	3,054,560
Universal City Development Partners Ltd., 11.75%, 4/1/2010	155,000	132,912
Verizon Wireless Capital LLC, 144A, 5.25%, 2/1/2012	6,750,000	6,840,531
Wachovia Bank NA, 7.8%, 8/18/2010	7,650,000	7,618,620
Wind Acquisition Finance SA, 144A, 10.75%, 12/1/2015	75,000	74,250
		217,182,414
Health Care 2.1%
AstraZeneca PLC, 1.613%**, 9/11/2009	7,000,000	6,999,482
Boston Scientific Corp., 6.0%, 6/15/2011	70,000	67,900
Community Health Systems, Inc., 8.875%, 7/15/2015	180,000	170,100
Eli Lilly & Co., 3.55%, 3/6/2012	4,750,000	4,852,947
HCA, Inc.:
9.125%, 11/15/2014	45,000	42,300
9.25%, 11/15/2016	270,000	245,700
9.625%, 11/15/2016 (PIK)	100,000	79,750
McKesson Corp., 6.5%, 2/15/2014	1,680,000	1,737,698
Medtronic, Inc., 4.5%, 3/15/2014	4,020,000	4,122,064
Pfizer, Inc., 4.45%, 3/15/2012	8,000,000	8,217,224
Psychiatric Solutions, Inc., 7.75%, 7/15/2015	15,000	13,537
Roche Holdings, Inc., 144A, 4.5%, 3/1/2012	8,675,000	8,830,699
The Cooper Companies, Inc., 7.125%, 2/15/2015	70,000	63,175
		35,442,576
Industrials 2.1%
Actuant Corp., 6.875%, 6/15/2017	30,000	25,425
Allied Waste North America, Inc., 6.5%, 11/15/2010	100,000	99,500
ARAMARK Corp., 8.5%, 2/1/2015	20,000	18,400
BE Aerospace, Inc., 8.5%, 7/1/2018	95,000	79,206
Belden, Inc., 7.0%, 3/15/2017	35,000	28,700
Boeing Co., 5.0%, 3/15/2014	2,335,000	2,393,510
Bombardier, Inc., 144A, 6.75%, 5/1/2012	100,000	79,500
Browning-Ferris Industries, Inc., 7.4%, 9/15/2035	25,000	21,933
Burlington Northern Santa Fe Corp., 7.0%, 2/1/2014 (a)	10,600,000	11,343,749
Cenveo Corp., 144A, 10.5%, 8/15/2016	50,000	28,063
Esco Corp., 144A, 5.195%**, 12/15/2013	260,000	163,800
FedEx Corp., 7.375%, 1/15/2014	2,000,000	2,120,292
General Cable Corp., 3.81%**, 4/1/2015	45,000	31,837
General Dynamics Corp., 5.25%, 2/1/2014	6,750,000	7,198,564
Ingersoll-Rand Global Holding Co., Ltd., 9.5%, 4/15/2014	1,930,000	1,929,846
K. Hovnanian Enterprises, Inc., 8.875%, 4/1/2012	44,000	15,400
Kansas City Southern de Mexico SA de CV:
7.375%, 6/1/2014	55,000	43,450
9.375%, 5/1/2012	145,000	131,950
Mobile Mini, Inc., 9.75%, 8/1/2014	55,000	40,837
Moog, Inc., 144A, 7.25%, 6/15/2018	25,000	23,063
Navios Maritime Holdings, Inc., 9.5%, 12/15/2014	50,000	28,500
Norfolk Southern Corp., 6.2%, 4/15/2009 (a)	8,770,000	8,772,000
R.H. Donnelley Corp., Series A-4, 8.875%, 10/15/2017	145,000	7,975
Titan International, Inc., 8.0%, 1/15/2012	140,000	109,200
TransDigm, Inc., 7.75%, 7/15/2014	30,000	27,975
United Rentals North America, Inc., 7.0%, 2/15/2014	60,000	30,300
US Concrete, Inc., 8.375%, 4/1/2014	30,000	12,000
		34,804,975
Information Technology 1.5%
Alcatel-Lucent USA, Inc., 6.45%, 3/15/2029	148,000	56,240
Cisco Systems, Inc., 5.25%, 2/22/2011	7,000,000	7,401,093
Hewlett-Packard Co., 4.25%, 2/24/2012	9,000,000	9,245,556
L-3 Communications Corp.:
5.875%, 1/15/2015	100,000	92,750
Series B, 6.375%, 10/15/2015	60,000	56,550
7.625%, 6/15/2012	165,000	165,619
MasTec, Inc., 7.625%, 2/1/2017	55,000	44,756
Vangent, Inc., 9.625%, 2/15/2015	35,000	22,750
Xerox Corp.:
5.65%, 5/15/2013	2,830,000	2,365,427
7.125%, 6/15/2010	5,000,000	5,103,140
		24,553,881
Materials 0.1%
Appleton Papers, Inc., Series B, 8.125%, 6/15/2011	25,000	15,063
ARCO Chemical Co., 9.8%, 2/1/2020*	315,000	31,500
Cascades, Inc., 7.25%, 2/15/2013	42,000	23,415
Chemtura Corp., 6.875%, 6/1/2016*	15,000	6,750
Clondalkin Acquisition BV, 144A, 3.32%**, 12/15/2013	75,000	47,062
CPG International I, Inc., 10.5%, 7/1/2013	90,000	42,300
Exopack Holding Corp., 11.25%, 2/1/2014	115,000	52,325
Freeport-McMoRan Copper & Gold, Inc.:
8.25%, 4/1/2015	130,000	124,475
8.375%, 4/1/2017	245,000	229,075
GEO Specialty Chemicals, Inc.:
144A, 7.5%**, 3/31/2015 (PIK)	61,578	30,789
10.0%**, 3/31/2015	62,080	31,040
Georgia-Pacific LLC:
144A, 7.125%, 1/15/2017	35,000	32,375
9.5%, 12/1/2011	50,000	49,937
Hexcel Corp., 6.75%, 2/1/2015	280,000	236,600
Huntsman LLC, 11.625%, 10/15/2010	144,000	142,560
Koppers Holdings, Inc., Step-up Coupon, 0% to 11/15/2009, 9.875% to 11/15/2014	125,000	101,875
Millar Western Forest Products Ltd., 7.75%, 11/15/2013	25,000	8,375
NewMarket Corp., 7.125%, 12/15/2016	80,000	63,400
NewPage Corp., 10.0%, 5/1/2012	75,000	26,063
Pliant Corp., 11.85%, 6/15/2009*	5	2
Terra Capital, Inc., Series B, 7.0%, 2/1/2017	80,000	73,600
The Mosaic Co., 144A, 7.375%, 12/1/2014	205,000	200,900
Witco Corp., 6.875%, 2/1/2026*	40,000	10,400
		1,579,881
Telecommunication Services 0.6%
AT&T, Inc., 4.125%, 9/15/2009	1,500,000	1,513,795
Centennial Communications Corp., 10.125%, 6/15/2013	95,000	98,325
Cincinnati Bell, Inc.:
7.25%, 7/15/2013	146,000	139,430
8.375%, 1/15/2014	60,000	56,400
Intelsat Corp., 144A, 9.25%, 6/15/2016	245,000	226,625
iPCS, Inc., 3.295%**, 5/1/2013	30,000	22,500
Millicom International Cellular SA, 10.0%, 12/1/2013	190,000	185,725
Qwest Corp.:
7.25%, 9/15/2025	21,000	13,860
7.875%, 9/1/2011	5,130,000	5,053,050
8.875%, 3/15/2012	35,000	34,563
Sprint Nextel Corp., 6.0%, 12/1/2016	65,000	46,475
Telefonica Emisiones SAU, 5.984%, 6/20/2011	3,000,000	3,085,695
Virgin Media Finance PLC, 8.75%, 4/15/2014	95,000	89,775
Windstream Corp.:
7.0%, 3/15/2019	60,000	52,800
8.625%, 8/1/2016	20,000	19,650
		10,638,668
Utilities 3.2%
AES Corp.:
144A, 8.0%, 6/1/2020	95,000	76,950
144A, 8.75%, 5/15/2013	285,000	280,725
9.5%, 6/1/2009	75,000	74,906
Allegheny Energy Supply Co., LLC, 144A, 8.25%, 4/15/2012	381,000	385,351
Baltimore Gas & Electric Co., 6.125%, 7/1/2013	6,335,000	6,321,893
CMS Energy Corp., 8.5%, 4/15/2011	241,000	242,281
Consolidated Edison Co. of New York, 5.55%, 4/1/2014	7,020,000	7,087,532
Consumers Energy Co., Series F, 4.0%, 5/15/2010	5,500,000	5,466,730
Duke Energy Corp., 6.3%, 2/1/2014	4,890,000	5,006,040
Edison Mission Energy, 7.0%, 5/15/2017	45,000	32,850
Florida Power Corp., 4.8%, 3/1/2013	8,900,000	9,097,527
Knight, Inc., 6.5%, 9/1/2012	105,000	97,913
Mirant Americas Generation LLC, 8.3%, 5/1/2011	30,000	29,100
Mirant North America LLC, 7.375%, 12/31/2013	50,000	45,250
Northern States Power Co., 6.875%, 8/1/2009	5,000,000	5,045,610
NRG Energy, Inc.:
7.25%, 2/1/2014	115,000	108,100
7.375%, 2/1/2016	110,000	102,300
7.375%, 1/15/2017	100,000	93,000
NV Energy, Inc.:
6.75%, 8/15/2017	95,000	75,395
8.625%, 3/15/2014	33,000	31,103
Oncor Electric Delivery Co., 7.0%, 9/1/2022	25,000	23,313
Orion Power Holdings, Inc., 12.0%, 5/1/2010	180,000	185,625
Regency Energy Partners LP, 8.375%, 12/15/2013	65,000	55,250
Reliant Energy, Inc., 7.875%, 6/15/2017	70,000	55,300
Sempra Energy, 8.9%, 11/15/2013	5,000,000	5,434,555
Virginia Electric & Power Co., Series B, 4.5%, 12/15/2010	8,000,000	8,122,902
		53,577,501
Total Corporate Bonds (Cost $518,145,938)		494,712,365

Asset-Backed 10.4%
Automobile Receivables 4.4%
AmeriCredit Automobile Receivables Trust, "A3", Series 2005-DA, 4.87%, 12/6/2010	548,556	544,880
AmeriCredit Prime Automobile Receivables, "C", Series 2007-1, 5.43%, 2/10/2014	2,680,000	1,883,077
Capital Auto Receivables Asset Trust:
"A3A", Series 2006-2, 4.98%, 5/15/2011	4,495,525	4,500,573
"A3A", Series 2007-3, 5.02%, 9/15/2011	4,415,471	4,422,308
"B", Series 2006-1, 5.26%, 10/15/2010	4,078,000	4,034,919
CPS Auto Trust, "A4", Series 2007-B, 144A, 5.6%, 1/15/2014	9,999,998	8,356,801
Ford Credit Auto Owner Trust:
"A4", Series 2006-A, 5.07%, 12/15/2010	3,652,453	3,665,972
"A3A", Series 2007-B, 5.15%, 11/15/2011	2,283,000	2,252,759
"B", Series 2007-A, 5.6%, 10/15/2012	5,000,000	3,851,551
"B", Series 2007-B, 5.69%, 11/15/2012	1,264,000	978,508
GS Auto Loan Trust, "C", Series 2006-1, 5.85%, 1/15/2014	2,609,941	2,508,548
Nissan Auto Receivables Owner Trust:
"A3", Series 2008-B, 4.46%, 4/16/2012	2,791,000	2,841,723
"A4", Series 2006-A, 4.77%, 7/15/2011	3,887,591	3,924,554
Triad Auto Receivables Owner Trust, "A4", Series 2006-A, 4.88%, 4/12/2013	13,567,000	12,771,547
USAA Auto Owner Trust:
"A2", Series 2008-2, 3.91%, 1/15/2011	3,792,030	3,811,809
"A3", Series 2007-2, 4.9%, 2/15/2012	4,349,813	4,396,767
Volkswagen Auto Loan Enhanced Trust, "A2", Series 2008-1, 3.71%, 4/20/2011	5,732,832	5,747,756
World Omni Auto Receivables Trust, "A3A", Series 2007-B, 5.28%, 1/17/2012	3,021,674	3,056,409
		73,550,461
Credit Card Receivables 3.1%
American Express Credit Account Master Trust:
"C", Series 2007-4, 144A, 0.816%**, 12/17/2012	6,000,000	4,639,613
"C", Series 2007-6, 144A, 0.946%**, 1/15/2013	6,000,000	4,556,021
Bank of America Credit Card Trust, "C2", Series 2007-C2, 0.826%**, 9/17/2012	10,000,000	8,552,731
Bank One Issuance Trust, "B2", Series 2004-B2, 4.37%, 4/15/2012	12,850,000	12,531,176
Capital One Multi-Asset Execution Trust:
"B6", Series 2004-B6, 4.15%, 7/16/2012	5,000,000	4,781,888
"A5", Series 2008-A5, 4.85%, 2/18/2014	5,000,000	4,949,728
Chase Issuance Trust, "C4", Series 2006-C4, 0.846%**, 1/15/2014	10,000,000	6,133,164
Washington Mutual Master Note Trust, "C1", Series 2007-C1, 144A, 0.956%**, 5/15/2014	7,550,000	5,438,872
		51,583,193
Home Equity Loans 1.1%
Ameriquest Mortgage Securities, Inc., "A6", Series 2003-5, 4.541%, 4/25/2033	1,550,436	1,028,822
C-Bass CBO Resecuritization, "D2", 7.25%, 6/1/2032	1,460,068	146,007
Countrywide Asset-Backed Certificates, "1AF2", Series 2005-17, 5.363%, 5/25/2036	4,839,137	3,760,636
Credit-Based Asset Servicing and Securitization LLC, "AF2", Series 2006-CB2, 5.501%, 12/25/2036	6,689,136	5,058,457
First Alliance Mortgage Loan Trust, "A1", Series 1999-4, 8.02%, 3/20/2031	130,491	101,452
GMAC Mortgage Corp. Loan Trust:
"A5", Series 2003-HE2, 4.59%, 4/25/2033	3,238,421	2,266,329
"A2", Series 2006-HE3, 5.75%, 10/25/2036	3,500,000	1,878,165
IMC Home Equity Loan Trust, "A8", Series 1998-3, 6.34%, 8/20/2029	163,655	157,194
Residential Asset Mortgage Products, Inc., "A5", Series 2003-RZ4, 4.66%, 2/25/2032	1,433,271	1,296,672
Specialty Underwriting & Residential Finance, "A2B", Series 2006-BC2, 5.573%, 2/25/2037	3,422,801	2,050,730
		17,744,464
Manufactured Housing Receivables 0.1%
Green Tree Financial Corp.:
"A4", Series 1996-1, 6.5%, 3/15/2027	38,724	37,845
"B2", Series 1996-5, 8.45%, 7/15/2027*	5,302,252	0
Lehman ABS Manufactured Housing Contracts, "A6", Series 2001-B, 6.467%, 8/15/2028	1,911,256	1,279,674
Vanderbilt Mortgage Finance, "A4", Series 2000-D, 7.715%, 7/7/2027	778,426	748,977
		2,066,496
Miscellaneous 1.7%
Caterpillar Financial Asset Trust, "A2A", Series 2008-A, 4.09%, 12/27/2010	3,354,642	3,337,373
CIT RV Trust, "A5", Series 1999-A, 6.24%, 8/15/2015	820,427	821,030
Detroit Edison Securitization Funding LLC, "A4", Series 2001-1, 6.19%, 3/1/2013	6,872,438	7,173,449
E-Trade RV and Marine Trust, "A3", Series 2004-1, 3.62%, 10/8/2018	6,361,930	5,986,111
John Deere Owner Trust, "A2", Series 2008-A, 3.63%, 3/15/2011	4,171,679	4,144,428
National Collegiate Student Loan Trust:
"AIO", Series 2006-2, Interest Only, 6.0%, 8/25/2011	17,100,000	1,710,000
"AIO", Series 2006-3, Interest Only, 7.1%, 1/25/2012	24,886,000	2,488,600
SLM Student Loan Trust, "A6", Series 2004-1, 144A, 1.909%**, 7/25/2039	5,500,000	3,331,795
		28,992,786
Total Asset-Backed (Cost $209,280,849)		173,937,400

Mortgage-Backed Securities Pass-Throughs 1.0%
Federal National Mortgage Association, 6.0%, with various maturities from 11/1/2017 until 12/1/2020	16,552,842	17,391,181
Government National Mortgage Association, 9.5%, with various maturities from 12/15/2016 until 7/15/2020	1,930	2,146
Total Mortgage-Backed Securities Pass-Throughs (Cost $17,403,275)		17,393,327

Commercial Mortgage-Backed Securities 14.1%
Banc of America Commercial Mortgage, Inc.:
"A2", Series 2005-3, 4.501%, 7/10/2043	10,500,000	9,828,497
"A1", Series 2008-1, 5.268%, 2/10/2051	8,074,599	7,610,334
Bear Stearns Commercial Mortgage Securities, Inc.:
"X2", Series 2004-PWR5, Interest Only, 0.776%***, 7/11/2042	57,275,458	1,274,757
"X2", Series 2002-TOP8, 144A, Interest Only, 2.084%***, 8/15/2038	129,232,709	3,695,887
"A1", Series 2007-PW17, 5.282%, 6/11/2050	4,211,014	4,103,956
CDC Commercial Mortgage Trust, "XCP", Series 2002-FX1, 144A, Interest Only, 1.985%***, 5/15/2035	39,153,198	160,199
Citigroup Commercial Mortgage Trust:
"XP", Series 2004-C2, 144A, Interest Only, 0.894%***, 10/15/2041	161,429,876	2,973,990
"A1", Series 2007-C6, 5.622%, 12/10/2049	9,244,644	9,088,515
Citigroup/Deutsche Bank Commercial Mortgage Trust, "A2B", Series 2007-CD4, 5.205%, 12/11/2049	12,000,000	9,621,546
Credit Suisse Mortgage Capital Certificates, "A1", Series 2007-C4, 5.54%, 9/15/2039	7,421,800	7,331,342
CS First Boston Mortgage Securities Corp., "A4", Series 2001-CF2, 6.505%, 2/15/2034	7,695,333	7,767,195
Deutsche Mortgage Securities, Inc., "1A1", Series 2005-WF1, 144A, 5.103%**, 6/26/2035	5,620,346	5,572,321
GMAC Commercial Mortgage Securities, Inc., "A2", Series 2001-C1, 6.465%, 4/15/2034	5,332,573	5,324,050
Greenwich Capital Commercial Funding Corp.:
"XP", Series 2005-GG3, 144A, Interest Only, 0.707%***, 8/10/2042	277,301,076	4,579,905
"A3", Series 2004-GG1, 4.344%, 6/10/2036	1,502,041	1,498,559
"A3", Series 2005-GG3, 4.569%, 8/10/2042	8,989,000	7,032,834
"A2", Series 2005-GG5, 5.117%, 4/10/2037	11,400,000	10,218,154
GS Mortgage Securities Corp. II, "A2", Series 2006-GG8, 5.479%, 11/10/2039	11,431,000	10,088,365
JPMorgan Chase Commercial Mortgage Securities Corp.:
"A1", Series 2004-CB9, 3.475%, 6/12/2041	1,727,154	1,717,804
"A2", Series 2004-CB8, 3.837%, 1/12/2039	5,234,000	4,603,928
"A1", Series 2004-C2, 4.278%, 5/15/2041	1,525,702	1,522,171
"A2", Series 2005-LDP2, 4.575%, 7/15/2042	11,400,000	10,446,473
"A2", Series 2005-LDP3, 4.851%, 8/15/2042	12,020,000	10,934,072
"A1", Series 2007-C1, 4.98%, 2/15/2051	8,471,383	8,232,398
"A2", Series 2004-CB9, 5.108%, 6/12/2041	8,000,000	7,153,213
"A2", Series 2007-LD11, 5.804%**, 6/15/2049	10,000,000	7,981,692
LB-UBS Commercial Mortgage Trust:
"XCP", Series 2003-C7, 144A, Interest Only, 0.263%***, 7/15/2037	119,408,211	304,742
"XCP", Series 2004-C6, 144A, Interest Only, 0.509%***, 8/15/2036	56,868,553	682,406
"XCP", Series 2006-C6, Interest Only, 0.663%***, 9/15/2039	187,760,342	3,977,177
"XCP", Series 2004-C7, 144A, Interest Only, 0.72%***, 10/15/2036	230,547,688	2,516,359
"XCP", Series 2004-C8, 144A, Interest Only, 0.773%***, 12/15/2039	294,896,076	3,345,802
"A2", Series 2005-C1, 4.31%, 2/15/2030	9,000,000	8,530,135
"A2", Series 2005-C3, 4.553%, 7/15/2030	11,061,014	10,891,764
"A3", Series 2004-C4, 5.079%**, 6/15/2029	10,000,000	8,767,921
Morgan Stanley Capital I:
"A2", Series 2005-T17, 4.11%, 12/13/2041	114,318	114,010
"A1", Series 2007-IQ16, 5.32%, 12/12/2049	10,628,814	10,355,385
"AJ", Series 2007-HQ11, 5.508%, 2/12/2044	7,200,000	1,440,000
Morgan Stanley Dean Witter Capital I, "A3", Series 2001-TOP5, 6.16%, 10/15/2035	586,656	585,684
TIAA Seasoned Commercial Mortgage Trust, "A1", Series 2007-C4, 5.682%**, 8/15/2039	5,376,407	5,388,999
Wachovia Bank Commercial Mortgage Trust:
"XP", Series 2005-C17, 144A, Interest Only, 0.248%***, 3/15/2042	596,502,502	4,122,787
"A2", Series 2005-C17, 4.782%, 3/15/2042	7,231,420	6,833,355
"A2", Series 2007-C32, 5.736%**, 6/15/2049	10,000,000	8,105,738
Total Commercial Mortgage-Backed Securities (Cost $258,006,066)		236,324,421

Collateralized Mortgage Obligations 12.5%
Banc of America Mortgage Securities, Inc.:
"1A3", Series 2002-K, 4.67%**, 10/20/2032	215,501	194,863
"A15", Series 2006-2, 6.0%, 7/25/2046	5,550,946	4,580,140
"3A2", Series 2004-4, 6.5%, 5/25/2019	5,420,876	5,272,616
Citicorp Mortgage Securities, Inc., "A1", Series 2003-8, 5.5%, 8/25/2033	8,651,500	8,492,493
Countrywide Alternative Loan Trust:
"A3", Series 2006-J2, 6.0%, 4/25/2036	7,896,488	5,072,200
"1A1", Series 2006-4CB, 6.0%, 4/25/2036	5,686,491	5,186,183
"A7", Series 2006-9T1, 6.0%, 5/25/2036	7,397,250	4,557,689
Countrywide Alternative Loan Trust, "1A4", Series 2006-43CB, 6.0%, 2/25/2037	6,264,292	4,018,835
Countrywide Home Loans:
"A3", Series 2003-18, 5.25%, 7/25/2033	10,924,904	10,438,453
"A35", Series 2005-24, 5.5%, 11/25/2035	10,095,086	9,021,758
CS First Boston Mortgage Securities Corp., "2A1", Series 2004-AR8, 4.597%**, 9/25/2034	6,350,540	5,109,950
Fannie Mae Grantor Trust:
"1A1", Series 2004-T1, 6.0%, 1/25/2044	5,661,192	5,482,714
"A1", Series 2002-T4, 6.5%, 12/25/2041	2,879,168	3,053,717
FannieMae Whole Loan, "3A", Series 2004-W8, 7.5%, 6/25/2044	1,566,311	1,611,410
Federal Home Loan Mortgage Corp.:
"MA", Series 2664, 5.0%, 4/15/2030	12,832,135	13,205,875
"DC", Series 2541, 5.05%, 3/15/2031	7,350,992	7,464,851
"EB", Series 3062, 5.5%, 9/15/2021	5,032,106	5,178,350
"PA", Series 2301, 6.0%, 10/15/2013	12,472,665	13,124,604
"BT", Series 2448, 6.0%, 5/15/2017	5,466	5,832
Federal National Mortgage Association:
"TA", Series 2007-77, 5.5%, 12/25/2029	6,568,086	6,740,997
"AB", Series 2006-3, 5.5%, 10/25/2032	16,222,526	16,585,774
"PD", Series G94-10, 6.5%, 9/17/2009	4,953	4,974
"A1", Series 2003-7, 6.5%, 12/25/2042	3,328,924	3,478,856
First Horizon Alternative Mortgage Securities:
"A5", Series 2005-FA9, 5.5%, 12/25/2035	10,626,140	8,314,226
"1A1", Series 2007-FA2, 5.5%, 4/25/2037	7,958,438	7,504,721
"A7", Series 2007-FA3, 6.0%, 6/25/2037	8,707,107	7,456,930
First Horizon Mortgage Pass-Through Trust, "2A1", Series 2005-AR4, 5.34%**, 10/25/2035	7,291,109	3,624,566
IndyMac INDX Mortgage Loan Trust, "4A1", Series 2005-AR9, 5.169%**, 7/25/2035	2,231,892	1,173,678
JPMorgan Mortgage Trust, "2A7", Series 2004-S2, 5.25%, 11/25/2034	2,302,363	2,239,923
Paine Webber Mortgage Acceptance Corp., "1B2", Series 1999-4, 144A, 6.46%**, 7/28/2024	99,231	64,490
PHHMC Mortgage Pass-Through Certificates, "A2", Series 2006-2, 6.156%**, 7/18/2036	14,128,557	13,356,307
Prudential Home Mortgage Securities, "4B", Series 1994-A, 144A, 6.73%**, 4/28/2024	23,924	23,235
Residential Funding Mortgage Securities I:
"1A4", Series 2004-S6, 5.5%, 6/25/2034	2,979,002	2,974,770
"A5", Series 2005-S9, 5.75%, 12/25/2035	6,239,138	4,090,425
Residential Funding Mortgage Security I, "A11", Series 2006-S5, 6.0%, 6/25/2036	3,918,484	3,667,922
Wells Fargo Mortgage Backed Securities Trust:
"2A2", Series 2004-EE, 4.161%**, 12/25/2034	6,743,694	5,795,877
"3A1", Series 2004-EE, 4.435%**, 12/25/2034	8,019,562	6,942,287
"6A4", Series 2005-AR16, 5.002%**, 10/25/2035	9,622,974	3,864,892
Total Collateralized Mortgage Obligations (Cost $237,510,478)		208,977,383

Loan Participations and Assignments 3.8%
Senior Loans**
Affiliated Computer Services, Inc., Term Loan B1, LIBOR plus 2.0%, 3.972%, 3/20/2013	1,989,796	1,864,727
Asurion Corp., Term Loan 1st Lien, LIBOR plus 3.0%, 4.972%, 7/3/2014	2,000,000	1,697,500
Atlas Pipeline Partners LP, Term Loan, LIBOR plus 2.75%, 4.722%, 7/27/2012	3,162,741	2,704,144
Bausch & Lomb, Inc.:
Term Delay Draw, LIBOR plus 3.25%, 5.222%, 4/24/2015	240,482	205,536
Term Loan, LIBOR plus 3.25%, 5.222%, 4/24/2015	1,587,174	1,356,534
BE Aerospace, Inc., Term Loan B, LIBOR plus 2.75%, 4.722%, 7/28/2014	552,225	528,294
Celanese US Holdings LLC, Term Loan, LIBOR plus 1.5%, 3.472%, 4/2/2014	3,969,697	3,417,651
Cequel Communications LLC, Term Loan 1st Lien, LIBOR plus 2.0%, 3.972%, 11/5/2013	1,000,000	867,185
Cincinnati Bell, Inc., Term Loan B, LIBOR plus 1.5%, 3.472%, 8/31/2012	3,933,379	3,608,875
Community Health Systems, Inc.:
Term Delay Draw, LIBOR plus 2.25%, 4.222%, 7/25/2014	194,620	168,535
Term Loan B, LIBOR plus 2.25%, 4.222%, 7/25/2014	3,805,380	3,295,345
Constellation Brands, Inc., Term Loan B, LIBOR plus 1.5%, 3.472%, 6/5/2013	2,558,303	2,412,812
Georgia-Pacific Corp., Term Loan B, LIBOR plus 2.0%, 3.972%, 12/20/2012	1,551,489	1,378,886
Getty Images, Inc., Term Loan, LIBOR plus 4.0%, 5.972%, 7/2/2015	2,943,984	2,839,473
Hanesbrands, Inc., Term Loan B, LIBOR plus 4.75%, 6.722%, 9/5/2013	3,923,816	3,774,220
HCA, Inc., Term Loan B, LIBOR plus 2.25%, 4.222%, 11/18/2013	3,872,448	3,293,188
Hughes Network Systems LLC, Term Loan, LIBOR plus 2.5%, 4.472%, 4/15/2014	1,000,000	800,000
Huntsman International LLC, Term Loan B, LIBOR plus 1.75%, 3.722%, 4/21/2014	2,000,000	1,323,570
IASIS Healthcare LLC:
Term Delay Draw, LIBOR plus 2.0%, 3.972%, 3/14/2014	1,186,407	1,008,446
Term Loan B, LIBOR plus 2.0%, 3.972%, 3/14/2014	1,454,138	1,236,017
Letter of Credit, LIBOR plus 2.1%, 4.072%, 3/14/2014	127,186	108,108
Ineos US Finance LLC:
Term Loan B-2, LIBOR plus 4.5%, 6.472%, 12/16/2013	494,898	191,773
Term Loan C-2, LIBOR plus 5.0%, 6.972%, 12/16/2014	494,898	186,205
Jarden Corp., Term Loan B1, LIBOR plus 1.75%, 3.722%, 1/24/2012	1,989,640	1,799,381
Life Technologies Corp., Term Loan B, LIBOR plus 3.0%, 4.972%, 11/20/2015	99,750	98,960
Lyondell Basell Industries AF SCA:
Debtor in Possession Term Loan LX106409, 1.972%, 12/15/2009	358,483	356,870
Debtor in Possession Term Loan LX107069, 1.972%, 12/15/2009	537,642	289,655
Dutch Term Loan A, LIBOR plus 3.5%, 5.472%, 12/20/2013	57,611	13,863
Dutch Term Loan, LIBOR plus 3.5%, 5.472%, 12/20/2013	2,929	705
Term Loan A, LIBOR plus 3.5%, 5.472%, 12/20/2013	172,781	41,576
Term Loan, LIBOR plus 3.5%, 5.472%, 12/20/2013	90,685	21,822
Term Loan B-1, LIBOR plus 2.75%, 4.722%, 12/20/2013	301,260	72,492
Term Loan B-2, LIBOR plus 2.75%, 4.722%, 12/20/2013	301,260	72,492
Term Loan B-3, LIBOR plus 2.75%, 4.722%, 12/20/2013	301,260	72,492
German Term Loan B-1, LIBOR plus 3.75%, 5.722%, 12/20/2013	69,426	16,706
German Term Loan B-3, LIBOR plus 3.75%, 5.722%, 12/20/2013	69,426	16,706
German Term Loan B-2, LIBOR plus 4.25%, 6.222%, 12/20/2013	69,426	16,706
Mediacom Illinois LLC, Term Loan C, LIBOR plus 1.5%, 3.472%, 1/31/2015	500,000	427,813
Metavante Corp., Term Loan B, LIBOR plus 1.75%, 3.722%, 11/1/2014	1,984,962	1,819,546
MetroPCS Wireless, Inc., Term Loan B, LIBOR plus 2.25%, 4.222%, 11/4/2013	2,000,000	1,826,260
Mylan Laboratories, Inc., Term Loan B, LIBOR plus 3.25%, 5.222%, 10/2/2014	1,969,849	1,836,392
Oshkosh Truck Corp., Term Loan B, LIBOR plus 6.0%, 7.972%, 12/6/2013	962,429	721,822
Psychiatric Solutions Inc, Term Loan B, LIBOR plus 1.75%, 3.722%, 7/1/2012	2,192,770	1,981,715
Quicksilver Resources, Inc., Term Loan 2nd Lien, LIBOR plus 4.5%, 6.472%, 8/8/2013	701,363	526,899
Regal Cinemas Corp., Term Loan, LIBOR plus 3.75%, 5.722%, 10/28/2013	1,984,772	1,857,419
Rockwood Specialties Group, Inc., Term Loan E, LIBOR plus 1.75%, 3.722%, 7/30/2012	1,948,454	1,734,124
Sun Healthcare Group, Inc.:
Letter of Credit, LIBOR plus (0.1%), 1.872%, 4/21/2014	239,925	205,887
Term Loan B, LIBOR plus 2.0%, 3.972%, 4/21/2014	1,159,855	995,307
SunGard Data Systems, Inc., Term Loan B, LIBOR plus 1.75%, 3.722%, 2/28/2014	2,979,734	2,526,174
Telesat Canada:
Term Delay Draw, LIBOR plus 3.0%, 4.972%, 10/31/2014	156,539	137,503
Term Loan II, LIBOR plus 3.0%, 4.972%, 10/31/2014	1,824,101	1,602,272
Texas Competitive Electric Holdings Co., LLC, Term Loan B3, LIBOR plus 3.5%, 5.472%, 10/10/2014	997,475	657,086
West Corp., Term Loan B2, LIBOR plus 2.375%, 4.347%, 10/24/2013	1,974,773	1,483,055
Western Refining, Inc., Term Loan B, LIBOR plus 6.0%, 7.972%, 5/30/2014	2,000,000	1,320,840
Wm. Wrigley Jr. Co., Term Loan B, LIBOR plus 3.5%, 5.472%, 10/6/2014	300,000	297,677
Total Loan Participations and Assignments (Cost $70,045,903)		63,115,241

Preferred Security 0.0%
Financials
Xerox Capital Trust I, 8.0%, 2/1/2027 (Cost $32,932)	32,000	22,537

Government & Agency Obligations 16.6%
Sovereign Bonds 0.4%
Export Development Canada, 2.375%, 3/19/2012	7,200,000	7,241,616
US Government Sponsored Agencies 13.1%
American Express Bank FSB, FDIC Guaranteed, 3.15%, 12/9/2011 (a)	9,000,000	9,299,538
Citigroup, Inc.:
FDIC Guaranteed, 2.125%, 4/30/2012	9,000,000	9,030,312
FDIC Guaranteed, 2.875%, 12/9/2011	5,000,000	5,142,525
Federal Home Loan Bank:
7.45%**, 10/16/2023	10,000,000	10,000,000
8.7%**, 5/1/2018	10,000,000	10,000,000
Federal Home Loan Mortgage Corp.:
1.625%, 4/26/2011	7,275,000	7,296,476
2.125%, 3/23/2012	22,500,000	22,670,505
Federal National Mortgage Association:
0.341%**, 8/8/2011	18,000,000	16,830,000
1.75%, 3/23/2011 (d)	28,800,000	28,985,328
3.625%, 8/15/2011 (d)	5,000,000	5,243,395
8.45%**, 2/27/2023	14,000,000	13,440,000
General Electric Capital Corp., Series G, FDIC Guaranteed, 3.0%, 12/9/2011 (a)	9,000,000	9,266,760
HSBC USA, Inc., FDIC Guaranteed, 3.125%, 12/16/2011	4,500,000	4,650,381
John Deere Capital Corp., Series D, FDIC Guaranteed, 2.875%, 6/19/2012 (a)	8,420,000	8,635,426
JPMorgan Chase & Co., FDIC Guaranteed, 2.2%, 6/15/2012	7,200,000	7,256,880
Morgan Stanley:
FDIC Guaranteed, 2.25%, 3/13/2012	4,000,000	4,031,100
FDIC Guaranteed, 3.25%, 12/1/2011 (a)	5,000,000	5,189,955
PNC Funding Corp., FDIC Guaranteed, 1.42%**, 4/1/2012	2,605,000	2,601,082
Sovereign Bank, FDIC Guaranteed, 2.75%, 1/17/2012 (a)	6,125,000	6,244,970
State Street Bank & Trust Co., FDIC Guaranteed, 1.499%**, 9/15/2011	9,000,000	9,016,011
State Street Corp., FDIC Guaranteed, 2.15%, 4/30/2012	3,740,000	3,755,383
The Goldman Sachs Group, Inc., FDIC Guaranteed, 3.25%, 6/15/2012 (a)	10,000,000	10,437,820
Union Bank NA, FDIC Guaranteed, 1.52%**, 3/16/2012	5,195,000	5,203,634
Wells Fargo & Co., FDIC Guaranteed, 2.125%, 6/15/2012	5,145,000	5,167,180
		219,394,661
US Treasury Obligations 3.1%
US Treasury Bills:
0.02%****, 5/21/2009 (e)	393,000	392,917
0.04%****, 5/21/2009 (e)	102,000	101,978
0.13%****, 6/11/2009 (e)	6,977,000	6,974,495
0.29%****, 6/18/2009 (e)	1,869,000	1,868,351
US Treasury Inflation-Indexed Notes, 0.875%, 4/15/2010 (a)	16,715,700	16,632,121
US Treasury Notes:
0.875%, 12/31/2010	12,600,000	12,623,134
1.125%, 12/15/2011 (d)	5,022,000	5,034,947
1.875%, 2/28/2014 (a)	7,175,000	7,253,495
		50,881,438
Total Government & Agency Obligations (Cost $276,359,519)		277,517,715

Municipal Bonds and Notes 1.8%
Georgia, State General Obligation, Series B, 5.0%, 3/1/2011	5,000,000	5,386,650
Louisiana, Public Facilities Authority Systems Revenue, Restoration Bonds, Series A-1, 4.5%, 2/1/2014	7,260,000	7,449,777
Minnesota, State General Obligation, 5.0%, 10/1/2012	5,000,000	5,630,050
New York City, NY, Transitional Finance Authority Revenue, Series C, Prerefunded, 5.5%, 11/1/2019	5,800,000	6,172,244
Washington, State General Obligation, Series B, Prerefunded, 6.0%, 1/1/2016 (f)	5,815,000	6,057,020
Total Municipal Bonds and Notes (Cost $30,022,927)		30,695,741
	Shares	Value ($)

Securities Lending Collateral 9.1%
Daily Assets Fund Institutional, 0.78% (g) (h) (Cost $151,598,505)	151,598,505	151,598,505

Cash Equivalents 8.6%
Cash Management QP Trust, 0.53% (g) (Cost $143,798,688)	143,798,688	143,798,688
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,912,205,080)+	107.5	1,798,093,323
Other Assets and Liabilities, Net	(7.5)	(125,463,287)
Net Assets	100.0	1,672,630,036
* Non-income producing security. Issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. The following table represents bonds that are in default:
Security	Coupon	Maturity Date	Principal Amount ($)		Acquisition Cost ($)	Value ($)
ARCO Chemical Co.	9.8%	2/1/2020	315,000	USD	357,144	31,500
Chemtura Corp.	6.875%	6/1/2016	15,000	USD	13,200	6,750
Green Tree Financial Corp., "B2", Series 1996-5	8.45%	7/15/2027	5,302,252	USD	5,817,407	0
Idearc, Inc.	8.0%	11/15/2016	115,000	USD	88,300	3,019
Pliant Corp.	11.85%	6/15/2009	5	USD	5	2
Witco Corp.	6.875%	2/1/2026	40,000	USD	36,706	10,400
					6,312,762	51,671
** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of March 31, 2009.
*** These securities are shown at their current rate as of March 31, 2009.
**** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $1,914,188,408. At March 31, 2009, net unrealized depreciation for all securities based on tax cost was $116,095,085. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $10,699,337 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $126,794,422.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at March 31, 2009 amounted to $146,793,316, which is 8.8% of net assets.
(b) Security has deferred its 6/15/2008 and 12/15/2008 interest payments until 6/30/2009.
(c) When-issued security.
(d) At March 31, 2009, this security has been pledged, in whole or in part, as collateral for open options contracts.
(e) At March 31, 2009, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(f) Bond is insured by one of these companies:
Insurance Coverage	As a % of Total Investment Portfolio
Financial Security Assurance, Inc	0.3
(g) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(h) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

FDIC: Federal Deposit Insurance Corp.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

LIBOR: Represents the London InterBank Offered Rate.

PIK: Denotes that all or a portion of the income is paid in kind.

Prerefunded: Bonds which are prerefunded are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, US persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

At March 31, 2009, the Fund had unfunded loan commitments of $289,601, which could be extended at the option of the borrower, pursuant to the following loan agreement:

Borrower	Unfunded Loan Commitment ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Bausch & Lomb, Inc., Term Delay Draw, LIBOR plus 3.25%, 5.222%, 4/24/2015	98,635	85,639	(12,996)
Lyondell Basell Industries AF SCA, Dutch Term Loan, LIBOR plus 3.5%, 5.472%, 12/20/2013	12,852	5,114	(7,738)
Lyondell Basell Industries AF SCA, Debtor in Possession Term Loan LX 106409, 1.972%, 12/15/2009	178,114	178,353	239
Total	289,601	269,106	(20,495)

At March 31, 2009, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Australian Treasury Bond	6/15/2009	65	5,141,071	5,099,758	(41,313)
10 Year US Treasury Note	6/19/2009	38	4,605,669	4,714,969	109,300
2 Year US Treasury Note	6/30/2009	319	69,158,347	69,507,108	348,761
Federal Republic of Germany Euro-Schatz	6/8/2009	242	34,859,758	34,819,138	(40,620)
United Kingdom Long Gilt Bond	6/26/2009	210	36,538,756	37,125,450	586,694
Total net unrealized appreciation					962,822

At March 31, 2009, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Canadian Government Bond	6/19/2009	70	6,934,791	7,034,422	(99,631)
10 Year Japanese Government Bond	6/11/2009	31	43,449,913	43,265,646	184,267
5 Year US Treasury Note	6/30/2009	1,127	132,077,110	133,848,865	(1,771,755)
Federal Republic of Germany Euro-Bund	6/8/2009	138	22,607,373	22,813,842	(206,469)
Total net unrealized depreciation					(1,893,588)

At March 31, 2009, open written options contracts were as follows:

Written Options	Contract Amount	Expiration Date	Value ($)*
Call Options Option on an interest rate swap for the obligation to receive a fixed rate of 2.7% versus the one-year LIBOR expiring on October 13, 2010	54,000,000	10/13/2009	738,715
Option on an interest rate swap for the obligation to receive a fixed rate of 3.12% versus the one-year LIBOR expiring on September 18, 2010	54,000,000	9/18/2009	2,241
Total Call Options (Premiums received $638,550)			740,956
Put Option Option on an interest rate swap for the obligation to pay a fixed rate of 2.7% versus the one-year LIBOR expiring on October 13, 2010	54,000,000	10/13/2009	8,051
Option on an interest rate swap for the obligation to pay a fixed rate of 3.12% versus the one-year LIBOR expiring on September 18, 2010	54,000,000	9/18/2009	1,511,860
Total Put Options (Premiums received $638,550)			1,519,911
Total Written Options (Premiums received $1,277,100)			2,260,867
* Unrealized depreciation at March 31, 2009 was $(983,767).

At March 31, 2009, open credit default swap contracts purchased were as follows:

Effective/ Expiration Dates	Notional Amount ($)	Fixed Cash Flows Paid	Underlying Debt Obligation/Quality Rating(i)	Value ($)	Upfront Premiums Paid/ (Received) ($)	Unrealized Appreciation ($)
2/5/2009 3/20/2014	3,600,000[1]	4.35%	CBS Corp., 4.625%, 5/15/2018, BBB	134,594	—	134,594
(i) The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings.

At March 31, 2009, total return swap contracts were as follows:

Effective/ Expiration Dates	Notional Amount ($)	Fixed Cash Flows Paid	Reference Entity	Value ($)	Upfront Premiums Paid/ (Received) ($)	Unrealized Depreciation ($)
12/1/2008 12/1/2010	37,900,000[2]	0.35%	Global Interest Rate Strategy Index	(704,965)	75,800	(791,939)
Counterparties: [1] Morgan Stanley [2] Citigroup, Inc.

At March 31, 2009, the Fund has the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)
USD	9,000,330	AUD	13,954,000	4/15/2009	690,986
USD	1,786,491	CAD	2,301,000	4/15/2009	38,585
USD	17,612,781	CHF	20,946,000	4/15/2009	794,165
USD	1,228,219	NOK	8,522,000	4/15/2009	38,985
USD	2,164,836	NZD	4,223,000	4/15/2009	241,722
USD	5,577,695	SEK	48,932,000	4/15/2009	374,875
Total unrealized appreciation					2,179,318
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)
USD	13,842,969	JPY	1,345,322,000	4/15/2009	(248,901)
EUR	17,488,000	USD	22,408,074	4/15/2009	(825,608)
GBP	4,240,000	USD	5,834,452	4/15/2009	(249,545)
Total unrealized depreciation					(1,324,054)
Currency Abbreviations
AUD Australian Dollar CAD Canadian Dollar CHF Swiss Franc EUR Euro GBP British Pound JPY Japanese Yen NOK Norwegian Krone NZD New Zealand Dollar SEK Swedish Krona USD United States Dollar

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," establishes a three-tier hierarchy for measuring fair value and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities	Options Written, at Value	Other Financial Instruments++
Level 1	$ 151,598,505	—	$ (930,766)
Level 2	1,588,426,600	(2,260,867)	177,424
Level 3	58,068,218	—	—
Total	$ 1,798,093,323	$ (2,260,867)	$ (753,342)
++ Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as future contracts, forward foreign currency exchange contracts, unfunded loan commitments and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value at March 31, 2009:

Investments in Securities
Balance as of September 30, 2008	$ 69,288,235
Total realized gain (loss)	(121,138)
Change in unrealized appreciation (depreciation)	(4,345,033)
Amortization premium/discount	(394,875)
Net purchases (sales)	(8,875,167)
Net transfers in (out) of Level 3	2,516,196
Balance as of March 31, 2009	$ 58,068,218
Net change in unrealized appreciation (depreciation) from investments still held as of March 31, 2009	$ (4,915,561)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2009 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $1,616,807,887) — including $146,793,316 of securities loaned	$ 1,502,696,130
Investment in Daily Assets Fund Institutional (cost $151,598,505)*	151,598,505
Investment in Cash Management QP Trust (cost $143,798,688)	143,798,688
Total investments, at value (cost $1,912,205,080)	1,798,093,323
Cash	8,158,672
Deposit with brokers for open futures contracts	12,768,655
Receivable for investments sold	10,678,327
Receivable for Fund shares sold	14,719,885
Interest receivable	12,083,891
Unrealized appreciation on swap contracts	134,594
Receivable for variation margin on open futures contracts	144,936
Unrealized appreciation on forward foreign currency exchange contracts	2,179,318
Foreign taxes recoverable	43,807
Due from Advisor	39,363
Other assets	125,450
Total assets	1,859,170,221
Liabilities
Payable upon return of securities loaned	151,598,505
Payable for investments purchased	25,307,572
Payable for Fund shares redeemed	3,671,568
Accrued management fee	532,961
Options written, at value (premium received $1,277,100)	2,260,867
Unrealized depreciation on forward foreign currency exchange contracts	1,324,054
Unrealized depreciation on swap contracts	791,939
Net payable for closed swap contracts	19,289
Unrealized depreciation on unfunded loan commitments	20,495
Accrued expenses and payables	1,012,935
Total liabilities	186,540,185
Net assets, at value	$ 1,672,630,036
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2009 (Unaudited) (continued)
Net Assets Consist of
Accumulated distributions in excess of net investment income	(20,151,858)
Net unrealized appreciation (depreciation) on: Investments	(114,111,757)
Futures	(930,766)
Written options	(983,767)
Swaps contracts	(657,345)
Unfunded loan commitments	(20,495)
Foreign currency	832,298
Accumulated net realized gain (loss)	(142,014,729)
Paid-in capital	1,950,668,455
Net assets, at value	$ 1,672,630,036
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($660,592,260 ÷ 74,609,108 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 8.85
Maximum offering price per share (100 ÷ 97.25 of $8.85)	$ 9.10

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($2,648,328 ÷ 298,713 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 8.87

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($189,480,873 ÷ 21,425,468 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 8.84
Class S Net Asset Value, offering and redemption price(a) per share ($780,763,023 ÷ 87,974,105 shares of outstanding capital stock, $.001 par value, unlimited number of shares authorized)	$ 8.87
Institutional Class Net Asset Value, offering and redemption price(a) per share ($39,145,552 ÷ 4,413,415 shares of outstanding capital stock, $.001 par value, unlimited number of shares authorized)	$ 8.87
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended March 31, 2009 (Unaudited)
Investment Income
Income: Interest (net of foreign taxes withheld of $1,079)	$ 38,026,044
Interest — Cash Management QP Trust	652,182
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	684,969
Total Income	39,363,195
Expenses: Management fee	2,821,979
Administration fee	775,339
Services to shareholders	1,348,079
Custodian fee	57,248
Distribution and service fees	1,535,175
Professional fees	63,953
Trustees' fees and expenses	29,467
Reports to shareholders	110,796
Registration fees	61,641
Other	47,656
Total expenses before expense reductions	6,851,333
Expense reductions	(459,583)
Total expenses after expense reductions	6,391,750
Net investment income	32,971,445
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(32,041,001)
Futures	(3,576,825)
Swaps contracts	251,173
Foreign currency	(18,069,529)
(53,436,182)
Change in net unrealized appreciation (depreciation) on: Investments	(31,266,032)
Futures	724,194
Written options	(666,976)
Swaps contracts	(636,690)
Unfunded loan commitments	(292)
Foreign currency	1,375,287
(30,470,509)
Net gain (loss)	(83,906,691)
Net increase (decrease) in net assets resulting from operations	$ (50,935,246)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008
Operations: Net investment income	$ 32,971,445	$ 62,832,715
Net realized gain (loss)	(53,436,182)	(1,629,296)
Change in net unrealized appreciation (depreciation)	(30,470,509)	(78,440,129)
Net increase (decrease) in net assets resulting from operations	(50,935,246)	(17,236,710)
Distributions to shareholders: Net investment income: Class A	(14,560,617)	(24,712,236)
Class B	(66,574)	(221,025)
Class C	(3,523,806)	(6,596,339)
Class S	(19,851,772)	(45,887,444)
Institutional Class	(1,062,391)	(172,311)
Net realized gains: Class A	—	(1,914,927)
Class B	—	(30,426)
Class C	—	(672,167)
Class S	—	(4,219,770)
Total distributions	(39,065,160)	(84,426,645)
Fund share transactions: Proceeds from shares sold	448,542,781	948,647,520
Reinvestment of distributions	32,984,115	69,208,872
Cost of shares redeemed	(444,222,046)	(531,216,632)
Redemption fees	41,751	73,795
Net increase (decrease) in net assets from Fund share transactions	37,346,601	486,713,555
Increase (decrease) in net assets	(52,653,805)	385,050,200
Net assets at beginning of period	1,725,283,841	1,340,233,641
Net assets at end of period (including accumulated distributions in excess of net investment income of $20,151,858 and $14,058,143, respectively)	$ 1,672,630,036	$ 1,725,283,841

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended September 30,	2009[a]	2008	2007	2006	2005[b]	2004
Selected Per Share Data
Net asset value, beginning of period	$ 9.34	$ 9.94	$ 9.88	$ 9.93	$ 10.00	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.19	.38	.38	.35	.33	.38
Net realized and unrealized gain (loss)	(.46)	(.46)	.17	.10	.19	(.00)***
Total from investment operations	(.27)	(.08)	.55	.45	.52	.38
Less distributions from: Net investment income	(.22)	(.47)	(.43)	(.38)	(.34)	(.38)
Net realized gains	—	(.05)	(.06)	(.12)	(.25)	(.16)
Reverse stock split[d]	—	—	—	—	—	.16
Total distributions	(.22)	(.52)	(.49)	(.50)	(.59)	(.38)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 8.85	$ 9.34	$ 9.94	$ 9.88	$ 9.93	$ 10.00
Total Return (%)[e,f]	(2.73)**	(.88)	5.79	4.71	5.24	3.87
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	661	625	325	85	119	288
Ratio of expenses before expense reductions	.89*	.88	.93	1.34[g]	1.45[g]	1.50[g]
Ratio of expenses after expense reductions	.86*	.86	.86	.88[g]	.95[g]	1.25[g]
Ratio of net investment income (%)	4.22*	3.89	3.83	3.61	3.21	3.86
Portfolio turnover rate	60**	83	57	129[h]	298	120
[a] For the six months ended March 31, 2009 (Unaudited).
[b] Effective November 17, 2004, the Fund converted from a stable value fund to a short-term bond fund. The return for the Fund includes a one-time adjustment of 2.7% related to the conversion and in the absence of the conversion, the return would have been lower.
[c] Based on average shares outstanding during the period.
[d] See Note E in Notes to Financial Statements.
[e] Total return does not reflect the effect of any sales charges.
[f] Total return would have been lower had certain expenses not been reduced.
[g] Includes expenses allocated from Scudder Limited-Duration Plus Portfolio.
[h] On January 13, 2006, the Scudder Limited-Duration Plus Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the DWS Short Duration Plus Fund as a stand-alone fund in addition to the Scudder Limited-Duration Plus Portfolio.
* Annualized ** Not annualized *** Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

Class B Years Ended September 30,	2009[a]	2008	2007[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.35	$ 9.94	$ 9.97
Income (loss) from investment operations: Net investment income[c]	.15	.30	.13
Net realized and unrealized gain (loss)	(.44)	(.45)	.01
Total from investment operations	(.29)	(.15)	.14
Less distributions from: Net investment income	(.19)	(.39)	(.17)
Net realized gains	—	(.05)	—
Total distributions	(.19)	(.44)	(.17)
Redemption fees	.00***	.00***	.00***
Net asset value, end of period	$ 8.87	$ 9.35	$ 9.94
Total Return (%)[d,e]	(3.12)**	(1.61)	1.39**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	4	7
Ratio of expenses before expense reductions	1.86*	1.76	1.82*
Ratio of expenses after expense reductions	1.64*	1.67	1.72*
Ratio of net investment income (%)	3.44*	3.08	2.94*
Portfolio turnover rate	60**	83	57
[a] For the six months ended March 31, 2009 (Unaudited).
[b] For the period April 23, 2007 (commencement of operations of Class B shares) to September 30, 2007.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized ** Not annualized *** Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

Class C Years Ended September 30,	2009[a]	2008	2007	2006	2005[b]	2004
Selected Per Share Data
Net asset value, beginning of period	$ 9.33	$ 9.92	$ 9.87	$ 9.93	$ 10.00	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.15	.31	.31	.29	.26	.31
Net realized and unrealized gain (loss)	(.45)	(.45)	.17	.09	.19	(.00)***
Total from investment operations	(.30)	(.14)	.48	.38	.45	.31
Less distributions from: Net investment income	(.19)	(.40)	(.37)	(.32)	(.27)	(.31)
Net realized gains	—	(.05)	(.06)	(.12)	(.25)	(.16)
Reverse stock split[d]	—	—	—	—	—	.16
Total distributions	(.19)	(.45)	(.43)	(.44)	(.52)	(.31)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 8.84	$ 9.33	$ 9.92	$ 9.87	$ 9.93	$ 10.00
Total Return (%)[e]	(3.09)f**	(1.53)	4.98[f]	4.07[f]	4.47[f]	3.10[f]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	189	176	130	100	139	257
Ratio of expenses before expense reductions	1.64*	1.59	1.66	2.09[g]	2.19[g]	2.25[g]
Ratio of expenses after expense reductions	1.61*	1.59	1.61	1.50[g]	1.57[g]	2.00[g]
Ratio of net investment income (%)	3.47*	3.16	3.08	2.99	2.59	3.11
Portfolio turnover rate	60**	83	57	129[h]	298	120
[a] For the six months ended March 31, 2009 (Unaudited).
[b] Effective November 17, 2004, the Fund converted from a stable value fund to a short-term bond fund. The return for the Fund includes a one-time adjustment of 2.7% related to the conversion and in the absence of the conversion, the return would have been lower.
[c] Based on average shares outstanding during the period.
[d] See Note E in Notes to Financial Statements.
[e] Total return does not reflect the effect of sales charges.
[f] Total return would have been lower had certain expenses not been reduced.
[g] Includes expenses allocated from Scudder Limited-Duration Plus Portfolio.
[h] On January 13, 2006, the Scudder Limited-Duration Plus Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the DWS Short Duration Plus Fund as a stand-alone fund in addition to the Scudder Limited-Duration Plus Portfolio.
* Annualized ** Not annualized *** Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

Class S+ Years Ended September 30,	2009[a]	2008	2007	2006	2005[b]	2004
Selected Per Share Data
Net asset value, beginning of period	$ 9.36	$ 9.95	$ 9.89	$ 9.93	$ 10.00	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.20	.40	.39	.35	.33	.40
Net realized and unrealized gain (loss)	(.46)	(.45)	.16	.11	.19	(.00)***
Total from investment operations	(.26)	(.05)	.55	.46	.52	.40
Less distributions from: Net investment income	(.23)	(.49)	(.43)	(.38)	(.34)	(.40)
Net realized gains	—	(.05)	(.06)	(.12)	(.25)	(.16)
Reverse stock split[d]	—	—	—	—	—	.16
Total distributions	(.23)	(.54)	(.49)	(.50)	(.59)	(.40)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 8.87	$ 9.36	$ 9.95	$ 9.89	$ 9.93	$ 10.00
Total Return (%)[e]	(2.62)**	(.62)	5.79	4.80	5.28	4.12
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	781	869	879	287	518	1,584
Ratio of expenses before expense reductions	.73*	.71	.79	1.27[f]	1.38[f]	1.50f
Ratio of expenses after expense reductions	.64*	.67	.73	.88[f]	.90[f]	1.00[f]
Ratio of net investment income (%)	4.43*	4.08	3.97	3.61	3.26	4.11
Portfolio turnover rate	60**	83	57	129[g]	298	120
+ On October 23, 2006, Investment Class was renamed Class S.
[a] For the six months ended March 31, 2009 (Unaudited).
[b] Effective November 17, 2004, the Fund converted from a stable value fund to a short-term bond fund. The return for the Fund includes a one-time adjustment of 2.7% related to the conversion and in the absence of the conversion, the return would have been lower.
[c] Based on average shares outstanding during the period.
[d] See Note E in Notes to Financial Statements.
[e] Total return would have been lower had certain expenses not been reduced.
[f] Includes expenses allocated from Scudder Limited-Duration Plus Portfolio.
[g] On January 13, 2006, the Scudder Limited-Duration Plus Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the DWS Short Duration Plus Fund as a stand-alone fund in addition to the Scudder Limited-Duration Plus Portfolio.
* Annualized ** Not annualized *** Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

Institutional Class Year Ended September 30,	2009[a]	2008[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.36	$ 9.56
Income (loss) from investment operations: Net investment income[c]	.20	.04
Net realized and unrealized gain (loss)	(.45)	(.21)
Total from investment operations	(.25)	(.17)
Less distributions from: Net investment income	(.24)	(.03)
Redemption fees	.00***	.00***
Net asset value, end of period	$ 8.87	$ 9.36
Total Return (%)	(2.67)**	(1.76)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	39	50
Ratio of expenses	.52*	.54*
Ratio of net investment income (%)	4.55*	4.20*
Portfolio turnover rate	60**	83
[a] For the six months ended March 31, 2009 (Unaudited).
[b] For the period from August 27, 2008 (commencement of operations of Institutional Class shares) to September 30, 2008.
[c] Based on average shares outstanding during the period.
* Annualized ** Not annualized *** Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Short Duration Plus Fund (the "Fund") is a diversified series of DWS Advisor Funds (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. On August 27, 2008, the Fund commenced offering Institutional Class shares. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders, and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting, subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective at the beginning of the Fund's fiscal year. Disclosure about the classification of fair value measurements is included at the end of the Fund's Investment Portfolio.

New Accounting Pronouncements. In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities". FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund's financial statement disclosures.

In addition, in April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently reviewing the enhanced disclosure requirements for the adoption of FSP 157-4.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against pre-defined credit events for the reference entity. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, to add leverage to the portfolio, to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer, or to hedge the risk of default on Fund securities. As a seller in the credit default swap contract, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a US or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swap contracts in order to hedge against the risk of a credit event on debt securities, in which case the Fund functions as the counterparty referenced above. This involves the risk that the contract may expire worthless. It also involves counterparty risk — that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap contract it will "cover" its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swap contracts sold by the Fund.

Credit default swap contracts are marked to market daily based upon quotations from a board approved pricing vendor and the change in value, if any, is recorded daily as unrealized gain or loss. An upfront payment made by the Fund is recorded as an asset on the Statement of Assets and Liabilities. An upfront payment received by the Fund is recorded as a liability on the Statement of Assets and Liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes quarterly payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss on the Statement of Operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

Total Return Swap Contracts. Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. The Fund may enter into total return swap transactions to hedge against market and interest rate risk or to enhance returns. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in the value of underlying reference security or index. Payments received or made at the end of each measurement period are recorded as realized gain or loss on the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by a board approved pricing vendor and the change in value is recorded as unrealized appreciation or depreciation.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into options on interest rate swaps. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain. The Fund may also enter into option contracts as part of its global tactical asset allocation strategy.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Swap Agreements. The Fund may enter into interest rate swap transactions to reduce the interest rate risk inherent in the Fund's underlying investments. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund would agree to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The payment obligations would be based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. Payments received or made are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by the counterparty and the change in value is recorded as unrealized appreciation or depreciation.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may utilize future contracts as part of its global tactical asset allocation overlay strategy and as efficient means of managing allocations between asset classes or to keep cash on hand to meet shareholder redemption or other needs while maintaining exposure to market.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also enter into forward currency contracts as part of the global tactical asset allocation overlay strategy.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Senior Loans. Senior loans are portions of loans originated by banks and sold in pieces to investors. These US dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged through private negotiations between the borrower and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. All Senior Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At September 30, 2008, the Fund had a net tax basis capital loss carryforward of approximately $79,469,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2011 ($14,467,000), September 30, 2012 ($25,866,000), September 30, 2013 ($18,693,000), September 30, 2014 ($3,620,000), September 30, 2015 ($15,741,000) and September 30, 2016 ($1,082,000), the respective expiration dates, whichever occurs first, subject to certain limitations under Sections 381-384 of the Internal Revenue Code.

In addition, from November 1, 2007 through September 30, 2008, the Fund incurred approximately $9,594,000 net realized capital losses and $14,941,000 as currency losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending September 30, 2009.

The Fund has reviewed the tax positions for the open tax years as of September 30, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities, investments in foreign denominated investments, forward currency contracts, futures contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss), and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended March 31, 2009, purchases and sales of investment securities (excluding short-term instruments and US Treasury obligations) aggregated $730,783,266 and $758,918,472, respectively. Purchases and sales of US Treasury obligations aggregated $144,403,728 and $165,287,118, respectively.

For the six months ended March 31, 2009, transactions for written options on swaps were as follows:

	Number of Contracts	Premium
Outstanding, beginning of period	108,000,000	$ 602,100
Options written	108,000,000	675,000
Outstanding, end of period	216,000,000	$ 1,277,100

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:

First $1.5 billion of the Fund's average daily net assets	.365%
Next $500 million of such net assets	.340%
Next $1.0 billion of such net assets	.315%
Next $1.0 billion of such net assets	.300%
Next $1.0 billion of such net assets	.285%
Next $1.0 billion of such net assets	.270%
Over $6.0 billion of such net assets	.255%

Accordingly, for the six months ended March 31, 2009, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.36% of the Fund's average daily net assets.

For the period from October 1, 2008 through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of each class as follows:

Class B	1.64%
Class S	.64%
Institutional Class	.64%

For the period from October 1, 2008 through April 22, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of Class A (excluding expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses at 0.94%.

In addition, the Advisor has voluntarily agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of certain classes as follows:

Class A	.86%
Class C	1.61%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended March 31, 2009, the Advisor received an Administration Fee of $775,339, of which $138,114 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fees it receives from the Fund. For the six months ended March 31, 2009, the amounts charged to the Fund by DISC for transfer agency services were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at March 31, 2009
Class A	$ 158,109	$ 96,125	$ —
Class B	5,390	3,464	739
Class C	71,651	27,264	3,369
Class S	388,729	330,328	—
Institutional Class	101	—	55
	$ 623,980	$ 457,181	$ 4,163

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class A, B and C shares. For the six months ended March 31, 2009, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2009
Class B	$ 12,181	$ 1,735
Class C	614,163	113,727
	$ 626,344	$ 115,462

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended March 31, 2009, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at March 31, 2009	Annualized Effective Rate
Class A	$ 700,451	$ 114,644.24%
Class B	3,924	974.24%
Class C	204,456	38,060.25%
	$ 908,831	$ 153,678

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended March 31, 2009 aggregated $55,379.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended March 31, 2009, the CDSC for Class B and C shares aggregated $4,323 and $55,697, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the six months ended March 31, 2009, DIDI received $32,823 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended March 31, 2009, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $24,836, of which $4,681 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the custodian expenses. During the six months ended March 31, 2009, the Fund's custodian fee was reduced by $2,364 and $38, respectively, for custody and transfer agent credits earned.

E. Additional Distributions

In order to comply with requirements of the Internal Revenue Code applicable to regulated investment companies, the Fund is required to distribute accumulated net realized gains, if any, on an annual basis. When such distributions are made, the immediate impact is a corresponding reduction in the net asset value per share of each Class. Prior to November 17, 2004, the objective of the Fund was to maintain a stable net asset value of $10 per share. The Fund declared a reverse stock split immediately subsequent to any such distributions at a rate that caused the total number of shares held by each shareholder, including shares acquired on reinvestment of that distribution, to remain the same as before the distribution was paid and in effect reinstate a net asset value of $10 per share. Since the Fund's net asset value fluctuates after November 16, 2004, the Fund no longer follows a policy of declaring a reverse stock split when it makes capital gains distributions or additional income distributions.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended March 31, 2009		Year Ended September 30, 2008
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	27,747,751	$ 245,966,702	53,344,693	$ 519,834,931
Class B	17,735	155,955	43,622	426,195
Class C	5,834,366	51,613,597	8,607,658	83,969,179
Class S	16,234,986	144,518,068	29,998,347	293,254,988
Institutional Class	704,452	6,288,459	5,351,265*	51,162,227*
		$ 448,542,781		$ 948,647,520
Shares issued to shareholders in reinvestment of distributions
Class A	1,455,082	$ 12,796,449	2,213,935	$ 21,458,427
Class B	6,256	55,051	21,063	205,482
Class C	297,484	2,613,114	563,809	5,469,891
Class S	1,867,035	16,457,110	4,305,821	41,902,761
Institutional Class	120,699	1,062,391	18,253*	172,311*
		$ 32,984,115		$ 69,208,872
Shares redeemed
Class A	(21,532,355)	$ (190,680,752)	(21,305,463)	$ (206,076,589)
Class B	(153,669)	(1,365,240)	(329,518)	(3,215,165)
Class C	(3,569,491)	(31,655,800)	(3,400,419)	(32,955,463)
Class S	(22,979,446)	(204,659,879)	(29,725,361)	(288,969,415)
Institutional Class	(1,781,254)	(15,860,375)	5,369,518*	51,334,538*
		$ (444,222,046)		$ (531,216,632)
Redemption fees		$ 41,751		$ 73,795
Net increase (decrease)
Class A	7,670,478	$ 68,108,191	34,253,165	$ 335,264,399
Class B	(129,678)	(1,154,234)	(264,833)	(2,583,488)
Class C	2,562,359	22,574,082	5,771,048	56,485,902
Class S	(4,877,425)	(43,671,913)	4,578,807	46,212,204
Institutional Class	(956,103)	(8,509,525)	5,369,518*	51,334,538*
		$ 37,346,601		$ 486,713,555
* For the period from August 27, 2008 (commencement of operations of Institutional Class shares) to September 30, 2008.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

September 29, 2008

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of the proposed management fees to be charged by DeAM to the DWS Funds, taking onto account a proposal to pass through to the funds certain fund accounting-related charges in connection with new regulatory requirements. My evaluation considered the following:

• While the proposal would alter the services to be provided under the Administration Agreement, which I consider to be part of fund management under the Order, it is my opinion that the change in services is slight and that the scope of prospective services under the combination of the Advisory and Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• While the proposal would increase fund expenses, according to a pro forma analysis performed by management, the prospective effect is less than .01% for all but seven of the DeAM Funds' 438 active share classes, and in all cases the effect is less than .03% and overall expenses would remain reasonable in my opinion.

Based on the foregoing considerations, in my opinion the fees and expenses for all of the DWS Funds will remain reasonable if the Directors adopt this proposal.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B and C:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	InstitutionalClass
Nasdaq Symbol	PPIAX	PPLBX	PPLCX	DBPIX	PPILX
CUSIP Number	23336Y 748	23336Y 623	23336Y 730	23336Y 755	23336Y 772
Fund Number	418	618	718	822	1422

Privacy Statement

Dear Valued Client:

We want to make sure you know our policy regarding the way in which our clients' private information is handled at DWS Investments. The following information is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number, and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians and broker-dealers to assist us in processing transactions and servicing your account.

In addition, we may disclose the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. These organizations may only use client information for the purpose designated by the companies listed above, and additional requirements beyond federal law may be imposed by certain states. To the extent that these state laws apply, we will comply with them before we share information about you.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required to or may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

At any time, if you have questions about our policy, please write to us at:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415 September 2008

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Short Duration Plus Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	May 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Short Duration Plus Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	May 29, 2009

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:                                        May 29, 2009